SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

21.SUBSEQUENT EVENTS

On March 18, 2026, the board of directors of the Company (the “Board”) has approved a dividend of US$0.39 per Class A ordinary share, or US$0.78 per ADS for the second half of 2025 to holders of record of Class A ordinary shares and ADSs as of the close of business on April 22, 2026 Hong Kong Time and New York Time, respectively, in accordance with the Company’s dividend policy.

As of March 17, 2026, the Company has repurchased approximately US$460 million (RMB3,217 million) in aggregate principal amount of the 2030 Notes for US$399 million (RMB2,790 million) in cash on the open market and in off-market privately negotiated transactions, including the amount of RMB2,185 million repurchased in November 2025.